Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended December 31, 2021

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$1,571,008
Unrealized Gain (Loss) on Market Value of Commodity Futures	14,944,002
Dividend Income	4,622
Interest Income	46
ETF Transaction Fees	1,050
Total Income (Loss)	$16,520,728

Expenses
Management Fees	$157,824
Professional Fees	15,844
Brokerage Commissions	8,270
Directors' Fees and insurance	4,361
SEC & FINRA Registration Expense	3,363
Total Expenses	$189,662
Net Income (Loss)	$16,331,066

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 12/1/21	$236,973,038
Withdrawals (450,000 Shares)	(18,783,599)
Net Income (Loss)	16,331,066

Net Asset Value End of Month	$234,520,505
Net Asset Value Per Share (5,400,000 Shares)	$43.43

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended December 31, 2021 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC
1850 Mt. Diablo Boulevard, Suite 640
Walnut Creek, CA 94596

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended December 31, 2021

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$(784,426)
Unrealized Gain (Loss) on Market Value of Commodity Futures	10,608,537
Dividend Income	4,840
Interest Income	72
ETF Transaction Fees	2,800
Total Income (Loss)	$9,831,823

Expenses
Management Fees	$133,309
Professional Fees	21,104
Brokerage Commissions	1,003
Directors' Fees and insurance	5,178
SEC & FINRA Registration Expense	12,046
Total Expenses	$172,640
Net Income (Loss)	$9,659,183

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 12/1/21	$261,337,132
Withdrawals (1,600,000 Shares)	(42,212,907)
Net Income (Loss)	9,659,183

Net Asset Value End of Month	$228,783,408
Net Asset Value Per Share (8,400,000 Shares)	$27.24

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended December 31, 2021 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC
1850 Mt. Diablo Boulevard, Suite 640
Walnut Creek, CA 94596

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended December 31, 2021

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$786,582
Unrealized Gain (Loss) on Market Value of Commodity Futures	25,552,539
Dividend Income	9,462
Interest Income	118
ETF Transaction Fees	3,850
Total Income (Loss)	$26,352,551

Expenses
Management Fees	$291,133
Professional Fees	36,948
Brokerage Commissions	9,273
Directors' Fees and insurance	9,539
SEC & FINRA Registration Expense	15,409
Total Expenses	$362,302
Net Income (Loss)	$25,990,249

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 12/1/21	$498,310,170
Withdrawals (2,050,000 Shares)	(60,996,506)
Net Income (Loss)	25,990,249

Net Asset Value End of Month	$463,303,913

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended December 31, 2021 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC
1850 Mt. Diablo Boulevard, Suite 640
Walnut Creek, CA 94596